Annual Fund Operating Expenses - Fundsmith Equity ETF - Fundsmith Equity ETF Shares	Nov. 24, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	1.00%	[1]
Other Expenses (as a percentage of Assets):	0.00%	[2]
Expenses (as a percentage of Assets)	1.00%

[1]	The Fund’s investment adviser, Fundsmith Investment Services Limited (“Fundsmith” or the “Adviser”), provides investment advisory services and pays all of the Fund’s operating expenses in return for a “unitary fee,” except that the Fund will be responsible for the payment of brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
[2]	Other expenses are estimated for the first year of operations.